UNION NATIONAL FINANCIAL CORPORATION






            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              AND

                        PROXY STATEMENT

                             2004








                         www.uncb.com
                         ____________

                        PROXY STATEMENT
        Dated and to be mailed on or about March 29, 2004

              Union National Financial Corporation
                      101 E. Main Street
                Mount Joy, Pennsylvania 17552
                        (717) 492-2222

               ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD ON April 28, 2004


                      TABLE OF CONTENTS
                                                          PAGE
PROXY STATEMENT..............................................1

GOVERNANCE OF THE COMPANY....................................2

ELECTION OF DIRECTORS........................................4

SHARE OWNERSHIP..............................................6

COMPENSATION AND PLAN INFORMATION............................7

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
   COMPENSATION.............................................13

REPORT OF THE AUDIT COMMITTEE...............................15

SHAREHOLDER RETURN PERFORMANCE GRAPH........................17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....18

ADDITIONAL INFORMATION......................................18

OTHER MATTERS...............................................18

AUDIT COMMITTEE CHARTER..............................Exhibit A

                        PROXY STATEMENT

INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies by Union National Financial Corporation, on behalf of the Board of Directors, for the 2004 Annual Meeting of Shareholders. This proxy statement and the related proxy form are being distributed on or about March 29, 2004.

     Union National Financial Corporation will bear the expense of soliciting proxies. In addition, to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

     The annual meeting of shareholders will be held on Wednesday, April 28, 2004 at 10:00 a.m. at The Gathering Place, 6
Pine Street, Mount Joy, Pennsylvania. Shareholders of record at the close of business on March 22, 2004, are entitled to vote at the meeting.

     At the annual meeting, shareholders will vote to:

       * Elect two (2) Class B directors to serve for a three-year term; and
       * Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

PROXIES AND VOTING PROCEDURES

     You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and will in no way limit your right to vote at the annual meeting, if you later decide to attend in person.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor, from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     By properly completing a proxy, you appoint Erma Witmer and Marilyn Geib as proxy holders to vote your shares, indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR the election of the nominees identified in this Proxy Statement.

     You may revoke your written proxy by delivering written notice of revocation to Carl R. Hallgren, Secretary of the corporation, or by executing a later dated proxy and giving written notice of the revocation to Mr. Hallgren at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders.

     Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

     If a shareholder is a participant in the corporation's Dividend Reinvestment and Stock Purchase Plan, the enclosed proxy will not serve as a voting instruction card for the shares held in the DRIP. Instead, the Trust Department of the bank, as the administrator of the DRIP, will send separate voting instruction cards covering the shares held in the DRIP. A shareholder must sign and return the separate voting instruction cards, or the shares held in the DRIP will not be voted.

     At the close of business on March 22, 2004, Union National
Financial Corporation had approximately 2,412,261 shares of common stock, par value $0.25 per share, issued and outstanding.

QUORUM

     A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and Union National Financial Corporation's bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under Union National Financial Corporation's Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

     Assuming the presence of a quorum, the two nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.


                   GOVERNANCE OF THE COMPANY

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the OTCBB, and SEC regulations, as well as best practices suggested by recognized governance authorities.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee and
Compensation Committee.

     AUDIT COMMITTEE. Members of the Audit Committee, during 2003, were Benjamin W. Piersol, Jr., Chairman, Darwin A. Nissley, Lloyd C. Pickell, Daniel H. Raffensperger, James R. Godfrey, and Nancy Shaub Colarik. Franklin R. Eichler and David G. Heisey were also members of the Audit Committee, until their retirement
in December 2003.   The Audit Committee met ten (10) times during
2003. The principal duties of the Audit Committee, as set forth in its charter, which is attached to this proxy statement, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent auditor.

     Union National Financial Corporation has no "audit committee financial expert" and is currently considering whether to retain a financial expert. However, the board of directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee.

     HUMAN RESOURCES COMMITTEE. In fiscal 2003, the Human Resources Committee, a bank level committee, performed the functions of the Compensation Committee for the corporation. Members of the Human Resources Committee during 2003 were Franklin R. Eichler, Chairman, Benjamin W. Piersol, Jr., David G. Heisey, Daniel H. Raffensperger, James R. Godfrey, and William M.
Nies.  Mark D. Gainer and   R. Michael Mohn are ex officio
members. The principal duties of the Human Resources Committee include the establishment of policies dealing with various compensation plans for Union National Financial Corporation. In addition, the committee makes recommendations to the Board with respect to compensation paid to senior executives. The Human Resources Committee met eight (8) times during 2003.

     NOMINATING COMMITTEE. Union National Financial Corporation has no Nominating Committee. However, the Executive Committee of the bank fulfills the role of a nominating committee. The Executive Committee consists of Mark D. Gainer, Chairman, Donald
H. Wolgemuth, Lloyd C. Pickell, Benjamin W. Piersol, Jr. The Executive Committee has no formal policy for considering director candidates recommended by directors and/or shareholders, except to give due consideration to any and all such candidates. The Executive Committee intends to develop a process for identifying and evaluating all nominees for director, including any recommended by shareholders, and minimum requirements for nomination.

     The Board of Directors of Union National Financial Corporation met sixteen (16) times during 2003. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. All of our Directors attended the 2003 Annual Meeting of Shareholders and we expect that they will all attend this year's meeting.

SHAREHOLDER COMMUNICATIONS

     The Board of Directors does not have a formal process for shareholders to send communications to the board. Due to the infrequency of shareholder communications to the Board of Directors, the board does not believe that a formal process is necessary.

NOMINATION OF DIRECTORS

     Under the corporation's bylaws, nominations for director may be made only by the Board of Directors or a Board of Directors committee, or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the bylaws to our corporate Secretary not less than 60 days prior to the date of any meeting of shareholders called for the election of directors. You can obtain a copy of the full text of the bylaw provision by writing to Carl
R. Hallgren, Secretary, Union National Financial Corporation, 101
E. Main Street, Mount Joy, Pennsylvania 17552. A copy of our bylaws has been filed with the Securities and Exchange Commission as an exhibit to Form 8-K, filed March 30, 2001.

SUBMISSION OF SHAREHOLDER PROPOSALS

     If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2005 annual meeting of shareholders, the proposal must be received by us at our principal executive offices at 101 E. Main Street, Mount Joy,
Pennsylvania 17552 no later than November 29, 2004. For proposals received after that date, the proxy holders may vote on the proposal at their discretion.

                     ELECTION OF DIRECTORS

     Union National Financial Corporation's bylaws provide that the Board of Directors consists of not less than seven (7) or more than twenty-five (25) persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class. The bylaws also require that a director own shares of common stock having a fair market value of at least $30,000 at the time the director is elected or appointed to the board.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of office of the class of directors to which the director was appointed. There is a mandatory retirement provision in the bylaws that provides for the retirement of directors after age 70.

     Section 10.1 of Union National Financial Corporation's bylaws requires that nominations, other than those made by or on behalf of the existing management of Union National Financial Corporation, be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or received at the principal executive office of the corporation not less than 60 days prior to the meeting of shareholders of the corporation called for the election of directors. The notice must also provide the specific information required by Section 10.1. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws. If he determines that a nomination was not made in accordance with the bylaws, he shall so declare at the annual meeting and the defective nomination will be disregarded. You may obtain a copy of the corporation's bylaws by writing to the Secretary, Union National Financial Corporation, 101 E. Main Street, Mount Joy, Pennsylvania 17552.

     The Board of Directors has fixed the number of directors at ten (10). There are two nominees for the Board of Directors for election at the 2004 Annual Meeting. The Board of Directors has nominated the following two persons for election to the Board of Directors for the terms specified:

                Nominees for Class B Directors
                   For a Term of Three Years
                   _________________________

                        Carl R. Hallgren
                        Lloyd C. Pickell

     Each of the nominees presently serves as a director.

     In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by management. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

     INFORMATION ABOUT NOMINEES AND CONTINUING DIRECTORS

     Information, as of March 22, 2004, concerning the two nominees to the Board of Directors, the eight continuing directors, and the directors retiring at the 2004 Annual Meeting appear below.

                                  Principal Occupation for the
                                Past Five Years and Postions Held
                       Director   with Union National Financial
Name and Age             Since    Corporation and Subsidiaries
____________             _____   _______________________________
                Nominees - Class of B - For a Term of Three Years
                _________________________________________________

Carl R. Hallgren         1986    Attorney at Law, Part owner and
(66)                             Treasurer, Morgan, Hallgren,
                                 Crosswell & Kane, P.C.;
                                 Director, Vice President,
                                 Conestoga Financial Corporation;
                                 Director, Vice President,
                                 Conestoga Title Insurance
                                 Company; Director & Treasurer,
                                 Seven Hundred Duke Abstract,
                                 Inc.; Secretary of the
                                 corporation since 1986; and
                                 Solicitor to the bank since
                                 1979.

Lloyd C. Pickell         2001    Public Accountant, Lloyd C.
(57)                             Pickell Public Accountant;
                                 Secretary/Controller, J.B.
                                 Hostetter & Sons, Inc.; and
                                 Secretary/Treasurer, Grandview
                                 Meadows, Inc.

                                Class of A - Continuing Directors
                                _________________________________

Mark D. Gainer           1996    President/CEO of Union National
(49)                             Financial Corporation since
                                 1999, and Vice President 1986 to
                                 1998;  President/CEO since 1999
                                 of Union National Community Bank
                                 and Senior Vice President 1982
                                 to 1998, and COO 1996 to 1998.

Darwin A. Nissley        1999    Partner, Nissley Brothers.
(46)

James R. Godfrey         2003    President, HealthGuard of
(59)                             Lancaster, Inc.

Nancy Shaub Colarik      2003    Retired Senior Banking Officer;
(53)                             President of Board, YWCA of
                                 Lancaster (Volunteer position).

                                Class of C - Continuing Directors
                                _________________________________

Donald H. Wolgemuth      1986    Partner, Donegal Producers since
(68)                             1996; and Chairman of the Board
                                 of the corporation since 1986
                                 and the bank since 1979.

William E. Eby           1986    Retired; President/CEO of Union
(67)                             National Financial Corporation
                                 from 1986 to 1998 and Union
                                 National Community Bank from
                                 1984 to 1998.

Benjamin W. Piersol, Jr. 1996    Vice President, Co-owner, Sloans
(51)                             Pharmacy, Inc.  (retail
                                 pharmacy); Co-owner and director
                                 at Script-fast Inc. (2%).

William M. Nies          2003    Independent Real Estate
(56)                             Agent/Developer.

                                 Retiring Directors*
                                 ___________________

Daniel H. Raffensperger  1992    Chairman & President, The
(69)                             Continental Press, Inc.,
                                 (publishing/printing
                                 corporation).

     * Retiring from the Board of Directors April 1, 2004.


                         SHARE OWNERSHIP

PRINCIPAL HOLDERS

     To the best of our knowledge, no persons or entities owned of record or beneficially, on March 22, 2004, more than 5% of the outstanding Union National Financial Corporation common stock.

BENEFICIAL OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND
NOMINEES

     The following table shows, as of March 22, 2004, the amount and percentage of Union National Financial Corporation common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the corporation as a group.

     Beneficial ownership of shares of Union National Financial Corporation common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

       * Voting power, which includes the power to vote or to direct the voting of the stock; or
       * Investment power, which includes the power to dispose or direct the disposition of the stock; or
       * The right to acquire beneficial ownership within 60 days after March 22, 2004.

     Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share. The percentage of all Union National Financial Corporation common stock owned by each director, nominee or executive officer is less than 1% unless otherwise indicated.

                                           Amount and
                                           Nature of
                                           Beneficial  Percent of
Name of Individual or Identity of Group    Ownership     Class
_______________________________________   ___________  __________
  Directors and Nominees
  ______________________

Benjamin W. Piersol, Jr.                     7,628(1)        --%

Carl R. Hallgren                            20,297(2)        --%

Daniel H. Raffensperger*                    17,771(3)        --%

Donald H. Wolgemuth                         55,265(4)      2.19%

William E. Eby                              22,411(5)        --%

Darwin A. Nissley                            8,276(6)        --%

Mark D. Gainer                              43,401(7)      1.72%

James R. Godfrey                             1,548(8)        --%

William M. Nies                              1,600(9)        --%

Nancy Shaub Colarik                         1,500(10)        --%

Lloyd C. Pickell                            5,932(11)        --%

  Other Named Executives
  ______________________

Charles R. Starr                            4,801(12)        --%

Clement M. Hoober                          20,766(13)        --%

Michael A. Frey                            22,976(14)        --%

  All Directors, Nominees and Executive   234,172          9.27%
  Officers as a Group (14 persons)


  (1) Includes 3,219 shares of Common Stock held individually by Mr. Piersol and options to purchase 4,409 shares.

  (2) Includes 10,122 shares of Common Stock held individually by Mr. Hallgren and 4,664 shares of Common Stock held by his daughter and options to purchase 5,511 shares.

  (3) Includes 8,468 shares of Common Stock held individually by Mr. Raffensperger, 4,132 shares of Common Stock held in a 401K plan, 254 shares of Common Stock held individually by his spouse, and 508 shares Common Stock held by his spouse as custodian for minor grandchildren, and options to purchase 4,409 shares.

  (4) Includes 47,902 shares of Common Stock held individually by Mr. Wolgemuth and 1,852 shares of Common Stock held individually by his spouse and options to purchase 5,511 shares.

  (5) Includes 1,686 shares of Common Stock held individually by Mr. Eby and 15,214 shares of Common Stock held jointly with his spouse and options to purchase 5,511 shares.

  (6) Includes 4,464 shares of Common Stock held individually by Mr. Nissley and 220 shares of Common Stock held by his sons and options to purchase 3,592 shares.

  (7) Includes 2,818 shares of Common Stock held individually by Mr. Gainer, 463 shares of Common Stock held individually by his spouse, 66 shares of Common Stock held individually by his daughter, and options to purchase 40,054 shares.

  (8) Includes 1,548 shares of Common Stock held individually by Mr. Godfrey.

  (9) Includes 1,600 shares of Common Stock held individually by Mr. Nies.

  (10)Includes 1,500 shares of Common Stock held individually by Ms. Shaub Colarik.

  (11)Includes 4,474 shares of Common Stock held individually by Mr. Pickell and 356 shares held jointly with his spouse and options to purchase 1,102 shares.

  (12)Includes 2,546 shares of Common Stock held jointly with Mr.
      Starr's spouse and options to purchase 2,255 shares.

  (13)Includes 1,150 shares of Common Stock held individually by Mr. Hoober and options to purchase 19,616 shares.

  (14)Includes 220 shares of Common Stock held individually by Mr. Frey and options to purchase 22,756 shares.

* Retiring from the Board of Directors April 1, 2004.


EXECUTIVE OFFICERS

     The following table provides information, as of March 22, 2004, about the corporation's executive officers.

                        Principal Occupation For the Past Five
                          Years and Position Held with Union
                          National Financial Corporation and
Name               Age                 Subsidiaries
____               ___  _________________________________________
Mark D. Gainer     49   President and Chief Executive Officer of
                        the corporation and the bank

Michael A. Frey    39   Vice President of the corporation and
                        Executive Vice President, Chief Operating
                        Officer of the bank

Clement M. Hoober  48   Chief Financial Officer and Treasurer of
                        the corporation and Executive Vice
                        President, Chief Financial Officer of the
                        bank

Charles R. Starr   57   Insider Trading Compliance Officer


                COMPENSATION AND PLAN INFORMATION

EXECUTIVE COMPENSATION

     The following table summarizes the total compensation, for each of the last three years for Mark D. Gainer, Union National Financial Corporation's Chief Executive Officer and the two other most highly compensated persons who were serving as officers at the end of 2003. These individuals are referred to as the "Named Executive Officers."


                 SUMMARY COMPENSATION TABLE
                 __________________________


                                        Annual Compensation
                                      _______________________
Name and Principal Position          Year    Salary      Bonus
____________________________________ ____ ____________ _________
MARK D. GAINER, President, Chief     2003 $188,856(10) $10,000(1)
Executive Officer of the corporation 2002 $177,906     $33,938(1)
and the bank                         2001 $160,675     $33,900(1)

MICHAEL A. FREY, Vice President      2003 $143,260(10) $24,000(2)
of the corporation; Executive        2002 $141,001     $14,210(2)
Vice President and Chief Operating   2001 $126,796     $31,751(2)
Officer of the bank

CLEMENT M. HOOBER, Chief             2003 $122,239(10) $10,000(3)
Financial Officer and Treasurer of   2002 $111,086     $15,913(3)
Corporation; Executive Vice          2001 $105,745     $19,072(3)
President and Chief Financial
Officer of the bank




                                     Other Annual
Name and Principal Position          Compensation
____________________________________ ____________
MARK D. GAINER, President, Chief         $--
Executive Officer of the corporation     $--
and the bank                             $--

MICHAEL A. FREY, Vice President          $--
of the corporation; Executive            $--
Vice President and Chief Operating       $--
Officer of the bank

CLEMENT M. HOOBER, Chief                 $--
Financial Officer and Treasurer of       $--
Corporation; Executive Vice              $--
President and Chief Financial
Officer of the bank


                                          Long Term
                                        Compensation
                                        ____________
                                     Awards    Payouts
                                     ______    _______
                                    Securities
                                    Underlying
                                     Options/    LTIP

Name and Principal Position            SARs    Payouts
____________________________________ _________ _______
MARK D. GAINER, President, Chief      5,000(4)    --
Executive Officer of the corporation  3,000(4)    --
and the bank                         10,000(4)    --

MICHAEL A. FREY, Vice President       2,500(5)    --
of the corporation; Executive         2,250(5)    --
Vice President and Chief Operating    7,500(5)    --
Officer of the bank

CLEMENT M. HOOBER, Chief              2,500(6)    --
Financial Officer and Treasurer of    2,250(6)    --
Corporation; Executive Vice           5,000(6)    --
President and Chief Financial
Officer of the bank


                                       All Other
Name and Principal Position           Compensation
_____________________________________ ____________
MARK D. GAINER, President, Chief       $17,598(7)
Executive Officer of the corporation   $17,442(7)
and the bank                           $16,258(7)

MICHAEL A. FREY, Vice President        $12,774(8)
of the corporation; Executive          $14,166(8)
Vice President and Chief Operating     $14,004(8)
Officer of the bank

CLEMENT M. HOOBER, Chief               $11,277(9)
Financial Officer and Treasurer of     $11,425(9)
Corporation; Executive Vice            $11,182(9)
President and Chief Financial
Officer of the bank

  (1)  For 2003, includes a discretionary bonus of approximately
       $10,000.  For 2002, includes $21,700 under the 2002
       Management Incentive Plan earned in 2002, but paid in 2003 and a discretionary bonus of approximately $12,238. For
       2001, includes $27,150 under the 2001 Management Incentive
       Plan earned in 2001, but paid in 2002, a service award of $250 and a discretionary stock bonus of approximately
       $6,500.

  (2)  For 2003, includes $6,300 under the 2003 Management
       Incentive Plan earned in 2003, but paid in 2004 and a discretionary bonus of $17,700. For 2002, includes
       $14,210 under the 2002 Management Incentive Plan earned in
       2002, but paid in 2003. For 2001, includes $15,000 as a discretionary bonus in 2001, as well as a $16,751 bonus under the 2001 Management Incentive Plan earned in 2001, but paid in 2002.

  (3)  For 2003, includes $7,200 under the 2003 Management
       Incentive Plan earned in 2003, but paid in 2004 and a discretionary bonus of $2,800. For 2002, includes $5,000 as a discretionary bonus in 2002, as well as a $10,913 bonus under the 2002 Management Incentive Plan earned in 2002, but paid in 2003. For 2001, includes $5,000 as a discretionary bonus in 2001, as well as a $14,072 bonus under the 2001 Management Incentive Plan earned in 2001, but paid in 2002.

  (4) On December 13, 2001, the corporation granted Mr. Gainer options to purchase 10,000 shares at the exercise price of $13.73. These are currently exercisable. On December 12,
       2002, the corporation granted Mr. Gainer options to purchase 3,000 shares at an exercise price of $16.90.
       These are currently exercisable. On December 11, 2003, the corporation granted Mr. Gainer options to purchase
       5,000 shares at an exercise price of $20.93. These will become exercisable on June 11, 2004. The term of all options is ten years.

  (5) On December 13, 2001, the corporation granted Mr. Frey options to purchase 7,500 shares at the exercise price of $13.73. These are currently exercisable. On December 12,
       2002, the corporation granted Mr. Frey options to purchase
       2,250 shares at an exercise price of $16.90. These are currently exercisable. On December 11, 2003, the corporation granted Mr. Frey options to purchase 2,500 shares at an exercise price of $20.93. These will become exercisable on June 11, 2004. The term of all options is ten years.

  (6) On December 13, 2001, the corporation granted Mr. Hoober options to purchase 5,000 shares at the exercise price of $13.73. These are currently exercisable. On December 12,
       2002, the corporation granted Mr. Hoober options to purchase 2,250 shares at an exercise price of $16.90.
       These are currently exercisable. On December 11, 2003, the corporation granted Mr. Hoober options to purchase
       2,500 shares at an exercise price of $20.93. These will become exercisable on June 11, 2004. The term of all options is ten years.

  (7) Includes life insurance premiums amounting to $432 in 2003, $508 in 2002, and $413 in 2001 (face value of
       $300,000 for 2003, $300,000 for 2002, and a $275,000 term
       life policy for 2001). Also includes premiums for long-term disability insurance amounting to $312 in 2003, 2002, and 2001; and $1,326 in 2003, $1,122 in 2002, and $995 in
       2001for short-term disability insurance. Also includes employer's contributions to the 401(k) Profit Sharing Plan of $15,528 for 2003, $15,500 for 2002, and $14,538 for
       2001.

  (8) Includes life insurance premiums amounting to $432 in 2003, $508 for 2002, and $434 for 2001 (face value of
       $300,000 term life insurance for 2003, 2002 and 2001).
       Also includes premiums for long-term disability insurance amounting to $312 in 2003, $312 in 2002, and $254 in 2001;
       and $838 in 2003, $889 in 2002, and $788 in 2001 for
       short- term disability insurance. Also includes employer's contributions to the 401(k) Profit Sharing Plan of $11,192 for 2003, $12,457 for 2002, and $12,528 for
       2001.


  (9) Includes life insurance premiums amounting to $432 for 2003, $508 for 2002, and $434 for 2001 (face value of
       $300,000 term life insurance for 2003, 2002 and 2001).
       Also includes premiums for long-term disability insurance amounting to $286 in 2003, $286 in 2002, and $241 in 2001;
       and $704 in 2003, $747 in 2002, and $662 in 2001 for
       short-term disability insurance. Also includes employer's contributions to the 401(k) Profit Sharing Plan of $9,855 for 2003, $9,884 for 2002, and $9,845 for 2001.

  (10) Includes accrual of paid time off. As determined by the Human Resources Committee, Mr. Gainer's base salary for
       2003 was $192,500; Mr. Frey's base salary for 2003 was $140,005; and Mr. Hoober's base salary for 2003 was $120,008.


OPTION GRANTS IN LAST FISCAL YEAR

     Union National Financial Corporation granted stock options under its Stock Incentive Plan to its named executive officers during 2003 as shown in the table below. The options were granted on December 11, 2003, and, under the terms of the Stock Incentive Plan, will be fully exercisable on June 11, 2004. The exercise price of options granted was $20.93, the market price on the grant date. The exercise price is adjustable in the event of any change in the number of issued and outstanding shares that results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the corporation.

     The following table sets forth certain information concerning options granted during 2003 to the named executives:

                                    Potential Realizable Value at
                                           Assumed Annual Rates
                                      of Stock Price Appreciation
                Individual Grants            for Option Term
________________________________________________________________
                          % Of Total
                           Options
                  Number Granted to
                     of    Employ- Exercise
                 Securities   ees   or
                 Underlying   in   Base
                  Options   Fiscal Price Expiration
    Name          Granted    Year  ($/Sh)   Date    5%($)  10%($)
    ____          _______    ____  ______   ____    _____  ______
Mark D. Gainer      5,000    22.6% $20.93 12/11/13 65,814 166,785

Michael A. Frey     2,500    11.3% $20.93 12/11/13 32,907  83,393

Clement M. Hoober   2,500    11.3% $20.93 12/11/13 32,907  83,393


     The assumed annual rates of appreciation of 5% and 10% would result in the price of Union National Financial Corporation's stock increasing to $34.09 and $54.29, respectively.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
END OPTION VALUES

     The following table summarizes option exercises during 2003 by the Named Executive Officers and presents the value of their unexercised options at December 31, 2003:


                    Shares Acquired
    Name            on Exercise (#)     Value Realized ($)
    ____            _______________    ____________________

Mark D. Gainer            0                     0

Michael A. Frey           0                     0

Clement M. Hoober       1,450                10,956


                Number of Securities      Value of Unexercised
               Underlying Unexercised        In-the-money
                     Options at                Options at
                 Fiscal Year-End (#)       Fiscal Year-End ($)
Name          Exercisable/Unexercisable Exercisable/Unexercisable
____          _________________________ _________________________

Mark D. Gainer      35,054/5,000              193,677/4,725

Michael A. Frey     20,256/2,500              120,530/2,363

Clement M. Hoober   17,116/2,500               86,619/2,363


     The column "Value Realized" shows the difference between the fair market value on the date of exercise and the exercise price of the options exercised, if any options were exercised. "In-The-Money Options" are stock options where the market price of the underlying common shares exceeded the exercise price at December 31, 2003. The value of these options is determined by subtracting the total exercise price from the total fair market value of the underlying common shares on December 31, 2003. The fair market value of underlying securities was computed by averaging the closing bid and asked quotations for five trading days immediately preceding December 31, 2003, minus the exercise price.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION
PLANS

     The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by security holders.



                         (A)(#)                 (B)($)
                  Number of Securities
                    to be Issued Upon      Weighted Average
                 Exercise of Outstanding   Exercise Price of
                    Options, Warrants,    Outstanding Options,
                        and Rights        Warrants, and Rights
Equity Compensation
  Plans Approved
  by Shareholders (1)   216,465                   $16.92

Equity Compensation
  Plans Not Approved
  by Shareholders         --                       $--

Totals                  216,465                   $16.92
                        =======                   ======


                         (C)(#)
                  Number of Securities
                  Remaining Available
               for Future Issuance Under
                  Equity Compensation
               Plans Excluding Securities
                  Reflected in Column (A)
Equity Compensation
  Plans Approved
  by Shareholders (1)   101,063

Equity Compensation
  Plans Not Approved
  by Shareholders         --

Totals                  101,063
                        =======

(1) Includes shares issued under Union National Financial
Corporation's 1988 and 1997 Stock Incentive Plans, 1997 Employee
Stock Purchase Plan (which expired in 2003) and 1997 Independent
Director Plan.


STOCK INCENTIVE PLAN

     Union National Financial Corporation maintains a Stock Incentive Plan that was originally approved at the 1997 Annual Meeting, which was amended, and re-approved by the shareholders at the 2003 annual meeting. The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of Union National Financial Corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of Union National Financial Corporation and its subsidiaries.

     The Board of Directors' Compensation Committee, consisting exclusively of non-employee directors, administers the Stock Incentive Plan. Persons eligible to receive awards under the Stock Incentive Plan are those key officers and other management employees of the corporation and its subsidiaries as determined by the committee.

     The corporation granted 30,986 options during 2003. There were 8,738 options exercised during 2003. At December 31, 2003, there were 85,615 shares reserved for future grants under the Stock Incentive Plan.

401(k) RETIREMENT PLAN

     The corporation does not have a retirement or pension plan. The bank, however, has a 401(k) Profit Sharing Plan, which replaced the prior non-contributory Employee Profit Sharing Retirement Trust Fund in 1999. The 401(k) plan is intended to comply with the requirements of Section 401(k) of the Internal Revenue Code and is subject to the Employee Retirement Income Security Act of 1974. An employee is generally eligible to participate in the plan after one year of employment in which he or she has completed at least 1,000 "hours of service". A separate account is maintained within the plan for each participant. Any eligible employee may elect to contribute certain portions of salary, wages, bonuses or other direct compensation to the plan. Each year, the bank contributes to the plan an amount of matching contributions, at its discretion. The bank also makes annual nonelective contributions to the plan at its discretion and subject to profitability. As in the prior plan, a participant's interest in the plan vests in 20% increments over a five-year period, except for amounts deferred by the employee, which are immediately 100% vested. Also, when a participant attains the retirement age of 59 1/2, all amounts are 100% vested. A participant's retirement benefit is essentially his or her accumulated vested account balance.

     The bank's expense related to contributions to the plan amounted to $288,713 for 2003, $293,103 for 2002 and $277,943 for
2001.  In 2003, 2002 and 2001, the bank paid $13,308, $8,473 and
$7,336 respectively, for administrative expenses for the 401(k) plan. Mr. Gainer has 27 years of credited service under the plan, Mr. Frey has 5 years of credited service, and Mr. Hoober has 15 years of credited service.

EMPLOYMENT CONTRACTS

     On January 1, 2004, the corporation, the bank and Mr. Mark
D. Gainer entered into an employment agreement. The agreement provides that Mr. Gainer serve as President and Chief Executive Officer of the corporation and the bank starting January 1, 2004, and defines Mr. Gainer's position, duties, compensation and benefits. The employment agreement has a term of five years, which term renews automatically for an additional one-year term on each anniversary unless the corporation gives written notice of nonrenewal. The agreement also contains non-competition and confidentiality provisions.

     Mr. Gainer's current annual base salary under the agreement is $200,000. The corporation or the bank may increase the base salary from time to time. In addition, the corporation or the bank may periodically pay a bonus to Mr. Gainer. Mr. Gainer is also entitled to receive customary employee benefits made available to employees of the bank.

     Mr. Gainer will be entitled to 2.99 times the sum of his highest annual base salary under the agreement and the average of his annual bonuses for the last three calendar years, payable in 36 equal monthly installments, if:

     * Mr. Gainer terminates his employment for "good reason," as defined in the agreement;

     * The corporation or bank terminates Mr. Gainer's employment "without cause," as defined in the agreement, and absent a change in control of the corporation; or

     * Mr. Gainer's employment is terminated as the result of a change in control of the corporation.

     In addition, for a period of three years, or until Mr. Gainer secures similar benefits through other employment, he will continue to receive his prior regular benefits, including life and health insurance. Also, with certain conditions, he will receive additional retirement benefits the same as had his employment continued through the remaining employment term.

     If Mr. Gainer's employment is terminated due to disability, he will be entitled to a benefit consisting of 70% of the following amount: his highest annual base salary under the agreement together with the average of his annual bonuses for the last three calendar years. Amounts payable under any disability plan of the corporation or the bank will be subtracted from the amount due. He will also continue to receive his regular employee benefits. These disability benefits will cease upon Mr. Gainer's return to employment, his death, his turning 65, or the end of the employment period.

     If the corporation or bank terminates Mr. Gainer's employment "for cause," as defined in the agreement, all of his rights under the agreement will cease.

     Michael A. Frey entered into a Change of Control Agreement with the bank on August 2, 2001. The agreement was effective as of August 2, 2001, and will continue until either party gives the other written notice of termination of employment. If a change of control in the bank occurs and Mr. Frey's employment is terminated, other than "for cause," within six months after the date of the change in control, Mr. Frey will be entitled to receive a payment of 24 months of his current annual salary, paid biweekly. The agreement also contains a non-competition provision.

     Clement M. Hoober entered into a Change of Control Agreement with the bank on May 29, 2001. The agreement was effective as of May 29, 2001, and will continue until either party gives the other written notice of termination of employment. If a change of control in the bank occurs and Mr. Hoober's employment is terminated, other than "for cause," within six months after the date of the change in control, Mr. Hoober will be entitled to receive a payment of 24 months of his current annual salary, paid biweekly. The agreement also contains a non-competition provision.

EXECUTIVE SALARY CONTINUATION AGREEMENT

     On December 31, 2003, the bank entered into an Executive Salary Continuation Agreement with Mark D. Gainer. The Agreement provides Mr. Gainer or his beneficiary(ies) with supplemental retirement benefits that will be paid upon his retirement, disability, death or upon a "Change of Control" , as defined in the Agreement.

EXECUTIVE INCENTIVE RETIREMENT AGREEMENT

     On January 1, 2004, the bank entered into Executive Incentive Retirement Agreements with Michael A. Frey and Clement
M. Hoober. To encourage the participants to remain employees of the bank, the bank has provided the participants with a deferred incentive opportunity. The bank shall pay the benefits of the Agreement from its general assets.

     Each year, upon meeting certain performance goals, the bank may declare and pay an "Incentive Award," as defined in the Agreement, in the form of compensation, and the participants shall defer such amount into their "Deferral Account," as defined in this Agreement. Upon a participant's termination of employment with the bank, the bank shall pay the participant a benefit pursuant to the terms and conditions of the Agreement.

     The Agreement contains a "Change of Control" clause. Pursuant to the clause, in the event of a Change of Control while the participants are in the active service of the bank, the bank shall pay to the participants the benefit that is described in the clause in lieu of any other benefit under the Agreement. In addition, the participant shall become 100% vested in his Deferral Account balance on the date of Change of Control.

     If the bank terminates a participant's employment for "Cause," as defined in this Agreement, then the bank shall not pay the participant any benefit under this Agreement.

GROUP TERM REPLACEMENT PLAN

     On January 1, 2004, the bank entered into a Group Term Replacement Plan with Mark D. Gainer, Michael A. Frey and Clement
M. Hoober. In an effort to attract and retain highly qualified officers, the bank is willing to divide the death proceeds of certain life insurance policies that are owned by the bank on the lives of the participants with the designated beneficiary of each insured participant. Pursuant to this Plan, the bank pays the life insurance premiums of the policies from the bank's general assets.

     The Agreement contains a "Change of Control" clause. Pursuant to the Clause, in the event of a Change of Control, the bank shall maintain in full force and effect each life insurance policy that is in effect pursuant to this Plan on the date that the Change of Control occurs. The bank also shall not terminate or otherwise abrogate a participant's interest in the policy, provided, however, that at all times the policy shall be subject to the claims of the bank's creditors. In addition, upon a Change of Control, all participants become 100% vested in the maximum benefit of their life insurance policy under this Plan.

     If the bank terminates a participant's employment for "Cause," as defined in the Plan, then the participant's rights under the Plan shall cease and the participant's participation in the Plan shall terminate.

DIRECTORS' COMPENSATION

     Directors receive no remuneration for attendance at meetings of the Board of Directors of the corporation. Each outside director of the bank received, in 2003, $360 for each Board meeting, $175 for each committee meeting attended or special assignment, $275 for each Audit Committee meeting attended, and a $5,000 annual retainer. In addition to the foregoing fees, Donald H. Wolgemuth, Chairman of the Board, received fees of $9,094 for his services in 2003 as Chairman. Franklin R. Eichler received fees of $4,549 for his services in 2003 as Vice Chairman, and retired in December 2003. In the aggregate, directors received approximately $170,980 for all Board of Directors' meetings and committees meetings attended in 2003, including all retainers and the fees paid to the Chairman and Vice Chairman.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     Some of Union National Financial Corporation's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with Union National Financial Corporation's subsidiary banks during 2003. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the banks, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2003, amounted to $5.3 million. Union National Financial Corporation's subsidiary bank anticipates that they will enter into similar transactions in the future.


  BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the corporation is responsible for the governance of the corporation and its subsidiary, the bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers and the communities served by the corporation and the bank. To accomplish the strategic goals and objectives of the corporation, the Board of Directors engages competent persons who undertake to reach these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The bank provides compensation to the employees of the corporation and the bank.

     The fundamental philosophy of the corporation's and the bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The Human Resources Committee, comprised of the outside directors listed below, fulfills the function of a Compensation Committee and administers the compensation program. The objectives of the committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation. Management believes that this policy will improve profitability, increase dividends to the corporation's shareholders and increase the appreciation in the market value of shares.

     Subject to the Board's approval, the Human Resources Committee determines general guidelines for the compensation of all officers of the corporation and the bank. Actual compensation for each officer is based on a performance review conducted by their supervisor. The Human Resources Committee, subject to the Board's approval, determines the compensation of the Chief Executive Officer, the Executive Vice President, Chief Operating Officer and the Executive Vice President, Chief Financial Officer. The Board of Directors annually reviews the recommendations of the Human Resources Committee on compensation of the corporation's and bank's top executives. During 2003, the Board approved all such recommendations. As a guideline for review in determining base salaries, the committee uses information composed of outside consulting services including independent compensation surveys. Various peer companies are provided for a comparison basis including detailed job descriptions of the officers which are used to properly match survey results. The peer groups include banks ranging from $200 million to $500 million in assets, and a regional peer group that includes south central Pennsylvania banks. These peer groups are different than the peer group used for the "Shareholder Return Performance Graph" which appears below. The peer group on the performance chart includes bank holding companies and banks listed on NASDAQ which may not be located in Pennsylvania. The committee refers to Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Board of Directors determined that the Chief Executive Officer's 2003 base salary of $192,500, representing an increase over his 2002 salary of 10%, was appropriate based on the committee's subjective determination, after review of all information deemed relevant, including the corporation's and bank's financial performance. There was, however, no direct correlation between the salary increase and these criteria, nor was any specific weight given to an individual criterion.

EXECUTIVE OFFICERS

     In 2003, the Board of Directors increased the total compensation of the corporation's and the bank's executive officers by approximately 4.7% over 2002 compensation, which percentage excludes officers who were not regular full-time employees. Compensation increases were determined by the Human Resources Committee based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives and, in some cases, on changes in the individual's position and duties. In determining whether strategic goals have been achieved, the Board of Directors considers, among numerous factors, the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, it deems relevant.

     Total compensation opportunities available to the employees of the bank are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the bank's success. Individuals are reviewed annually on a calendar year basis. The bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the corporation strives to meet its strategic goals and to provide compensation that is fair and meaningful to its employees.

                    Human Resources Committee
                    _________________________
   James R. Godfrey, Chairperson          William M. Nies
   Benjamin W. Piersol, Jr.               Daniel H. Raffensperger
   Franklin R. Eichler*(Chairperson until David G. Heisey *
   December 2003)

*  Retired in December 2003

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Human Resources Committee, which functions as the Compensation Committee, makes recommendations to the Board of Directors concerning the compensation of employees. The membership of this committee includes only outside directors. Mark D. Gainer, President and Chief Executive Officer, is an ex officio member of the Human Resources Committee, but does not participate in his own review or vote on his own salary increases. R. Michael Mohn is also an ex officio member of the Human Resources Committee.

       REPORT OF THE AUDIT COMMITTEE TO THE SHAREHOLDERS

     The Audit Committee ("Committee") overseas the corporation's financial reporting process on behalf of the Board of Directors.
In that connection, the Committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed, with the independent auditors, the auditors' independence from management and from the corporation, including the matters in written disclosures required by the Independence Standards Board. The Committee also considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the corporation's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting to the extent practicable. The corporation has established appropriate policies and procedures to comply with requirements of the Sarbanes-Oxley Act of 2002. The Committee held ten meetings during fiscal year 2003, in addition to reviewing the quarterly results with the financial auditors prior to press release.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board of Directors have also approved the selection of the corporation's independent auditors for 2004.

     Aggregate fees billed to the corporation and the bank by Beard Miller Company LLP, the independent auditors for the corporation, for services rendered during the years ended December 31, 2003 and December 31, 2002 were as follows:


                                      2003          2002
                                      ____          ____
       Audit Fees(1)                $57,184       $50,051
       Audit-related fees(2)             --            --
       Tax Fees(3)                    5,792         6,169
       All Other Fees(4)                 --            --
                                    _______       _______
       TOTAL                        $62,976       $56,220
                                    =======       =======

  (1) Includes professional services rendered for the audit of the corporation's annual financial statements and review of financial statements included in Forms 10-Q, including out-of-pocket expenses. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors except for a $5,000 pre-approved deminimus threshold. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.


  (2) There were no assurance and related services reasonably related to the performance of the audit or review of financial statements during 2003 or 2002.

  (3) Tax fees include preparation of state and federal tax returns and assistance with determining the tax basis of a transaction during 2002.

  (4) There were no other fees during 2003 or 2002.


     The Audit Committee is currently comprised of the outside directors noted below, all of whom are considered "independent" as defined in the National Association of Securities Dealers
(NASD) listing standards.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1033, as amended, or the Securities Exchange Act of 1934, as amended except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The foregoing report has been furnished by the current members of the Audit Committee.

                MEMBERS OF THE AUDIT COMMITTEE
                ______________________________

   Benjamin W. Piersol, Jr., Chairman     Lloyd C. Pickell
   Franklin R. Eichler*                   Darwin A. Nissley
   David G. Heisey*                       James R. Godfrey
   Daniel H. Raffensperger                Nancy Shaub Colarik

* Retired in December 2003

             SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the yearly dollar change in the cumulative total shareholder return on Union National Financial Corporation's common stock against the cumulative total return of the S & P 500 Stock Index, Nasdaq Composite Index, the Mid-Atlantic Custom Peer Group, and the 2003 Custom Peer Group for the period of five fiscal years commencing January 1, 1999, and ending December 31, 2003. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1998, in each of Union National Financial Corporation's common stock, the S & P 500 Stock Index, Nasdaq Composite Index, the Mid-Atlantic Custom Peer Group, and the 2003 Custom Peer Group. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

  UNION NATIONAL FINANCIAL CORPORATION COMMON STOCK, S & P 500,
NASDAQ COMPOSITE INDEX,& THE MID-ATLANTIC CUSTOM PEER GROUP, AND
                  THE 2003 CUSTOM PEER GROUP

                           [GRAPHIC]

[The following is a description of the performance Graph in a tabular format.]

                                 Period Ending
            _____________________________________________________
Index       12/31/98 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03
_________________________________________________________________
Union
National
Financial
Corporation   100.00    93.99    74.01    87.76   107.88   147.37
S&P 500*      100.00   121.11   110.34    97.32    75.75    97.51
NASDAQ -
Total US      100.00   185.95   113.19    89.65    61.67    92.90
Mid-Atlantic
Custom Peer
Group**       100.00    88.51    79.70    93.24   119.09   161.38
Custom Peer
Group***      100.00    88.36    77.08    89.46   110.84   153.66

* Source: CRSP, Center for Research in Security Prices, Graduate
School of Business, The University of Chicago 2004.
Used with permission.  All rights reserved. crsp.com.

** Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1B.

***Custom Peer Group index consists of ACNB Corporation, First
Chester County Corporation, Chester Valley Bancorp, Inc.,
Leesport Financial Corp., Franklin Financial Services
Corporation, Ephrata National Bank, Orrstown Financial Services,
Inc., Peoples First, Inc., DNB Financial Corporation, Juniata
Valley Financial Corporation, Mid Penn Bancorp, Inc., Codorus
Valley Bancorp, Inc., and Tower Bancorp Incorporated.

                    SECTION 16(a) BENEFICIAL
                 OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Union National Financial Corporation's directors, executive officers and shareholders who beneficially own more than 10% of Union National Financial Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Union National Financial Corporation with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2003.

                    ADDITIONAL INFORMATION

     Any shareholder may obtain a copy of Union National Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Clement M. Hoober, Chief Financial Officer, Union National Financial Corporation, P.O. Box 567, 101 E. Main Street, Mount Joy, Pennsylvania 17552.


                        OTHER MATTERS

     The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of Board of Directors.

                                                       EXHIBIT A

             UNION NATIONAL FINANCIAL CORPORATION

                   AUDIT COMMITTEE CHARTER

I.  AUTHORIZATION
The Audit Committee of Union National Financial Corporation (the
"Company") is a standing committee of the Board of Directors
("Board") authorized by the Company's Bylaws.

II. PURPOSE
The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and
(vi) monitor the Company's compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

III.MEMBERSHIP AND STRUCTURE
The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the NASDAQ Stock Market and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board would, under applicable laws and regulations, make the director not independent. The Board will determine if any member is a "financial expert" as defined by the SEC.

IV. AUTHORITY
The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee.
Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

                                                       EXHIBIT A

The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

V.  DUTIES AND RESPONSIBILITIES
The Audit Committee shall have the following duties and responsibilities:

Meetings and Access
___________________

  * Meet on a regular basis at least four times each year, including at least once each quarter. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum.

  * Meet separately, periodically, in executive session or with management, independent auditors, chief audit executives and any other Company Committees that the Audit Committee determines appropriate.

  * Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

  * Regularly report to the Board on the Audit Committee's activities.

  * Annually review and evaluate its own performance.

  * Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Financial Statement and Disclosure Matters
__________________________________________
  * Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  * Prepare annually a report for inclusion in the Company's proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the independent auditors, the independent auditors' independence.

  * Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  * Discuss generally the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

                                                       EXHIBIT A

  * Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

  * At least annually prior to the filing of the Audit Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

      * Critical accounting policies and practices to be used;

      * Alternative treatments of financial information within generally accepted accounting principles;

      * Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and

      * Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's national office with respect to difficult auditing or accounting issues presented by the engagement.

  * Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  * Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

  * Obtain from management the Company's internal control procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the adequacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

  * Review with the internal audit function their evaluation and assessment of financial risk exposures and the steps management has taken to monitor and control such exposures.

Authorization of the Company's Whistleblower's Policy
_____________________________________________________
  * Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Company's Relationship with the Independent
____________________________________________________________
Auditors
________
  * The independent auditor shall report directly to the Audit
    Committee;

  * Receive and discuss a report from the independent auditors at least annually regarding:

      * The independent auditors' internal quality-control procedures;

                                                       EXHIBIT A


      * Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

      * Any steps taken to deal with any such issues; and

      * All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

  * Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Audit Committee.

  * Review and discuss the scope and plan of the independent audit.

  * Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the Company's legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - "Independence Discussions with Audit Committees.") The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

  * Recommend to the Board, policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

Oversight of Audit and Risk Review ("ARR")
__________________________________________
The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Company policy. As used in this section, the "lead or coordinating auditor" refers to the Company's internal auditor or if such services are outsourced, to the auditor of the outsourced firm primarily responsible for the Company's internal audit functions. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

  * Review and discuss the appointment and replacement of the lead or coordinating auditor.

  * Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

  * Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

                                                       EXHIBIT A
Compliance Oversight Responsibilities
_____________________________________
  * Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

  * Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.

  * Review and discuss with management and the independent auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

  * Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.

  * Advise the Board with respect to policies and procedures regarding compliance with the Company's Code of Conduct including review of the process for communicating the Code of Conduct to Company personnel and for monitoring compliance.

           UNION NATIONAL FINANCIAL CORPORATION PROXY
    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2004
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Marilyn Geib and Erma Witmer, and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Union National Financial Corporation that the undersigned may be entitled to vote at the corporation's Annual Meeting of Shareholders to be held on Wednesday, April 28, 2004, at 10:00 a.m., prevailing time, at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552, and at any adjournment or postponement of the meeting as follows:

1.  ELECTION OF 2 CLASS B DIRECTORS TO SERVE FOR A THREE-YEAR
    TERM AND UNTIL THEIR SUCCESSORS ARE PROPERLY ELECTED AND
    QUALIFIED.

                       Carl R. Hallgren

                       Lloyd C. Pickell


  [   ]  FOR both nominees           [   ]  WITHHOLD AUTHORITY
         listed above (except               to vote for both
         as marked to the                   nominees listed above
         contrary below)

  The board of directors recommends a vote FOR these nominees.

* Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space below:

_________________________________________________________________

2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.


Dated: ______________, 2004       _____________________________
                                  Signature
                                  Print name:__________________


                                  _____________________________
                                  Signature
                                  Print name:__________________





Number of Shares Held of Record on March 22, 2004: ____________

  * This proxy must be dated, signed by the shareholder(s) and returned promptly to Union National Financial Corporation in the enclosed envelope.
  * When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.
 *  If stock is held jointly, each owner should sign.

 DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN VOTING INSTRUCTION
  CARD/PROXY UNION NATIONAL FINANCIAL CORPORATION ANNUAL MEETING
           OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2004

     The undersigned hereby constitutes and appoints Charles R. Starr, Union National Community Bank Plan Administrator for the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan (the "plan"), a proxy of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the Plan holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552, on Wednesday, April 28, 2004, at 10:00 a.m., prevailing time, and at any adjournment or postponement of the meeting, as follows:

  1. ELECTION OF 2 CLASS B DIRECTORS TO SERVE FOR A THREE-YEAR
     TERM AND UNTIL THEIR SUCCESSORS ARE PROPERLY ELECTED AND
     QUALIFIED.

                      Carl R. Hallgren

                      Lloyd C. Pickell


  [   ]  FOR both nominees           [   ]  WITHHOLD AUTHORITY
         listed above (except               to vote for both
         as marked to the                   nominees listed above
         contrary below)

   The board of directors recommends a vote FOR these nominees.

* Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space below:

_________________________________________________________________

  2. In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED DIVIDEND REINVESTMENT AND
STOCK PURCHASE PLAN PARTICIPANT.  IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.


Dated: __________, 2004   _________________________________



                          _________________________________

                          Signature(s) of Shareholder(s) Dividend
                          Reinvestment and Stock Purchase Plan
                          Participant






Number of Shares held of Record on March 22, 2004: ___________

The voting instructions request pertains to shares of common stock held in your dividend reinvestment and stock purchase plan account but not registered in your name. Such shares of common stock can be voted only by the plan administrator as the holder of record of the shares.

Please date, sign and return your voting instruction card/proxy to us promptly in the return envelope provided.

             Union National Financial Corporation

                                            101 East Main Street
                                            P.O. Box 567
                                            Mount Joy, PA 17552
                                            TEL 717-653-1441

March 29, 2004



Dear Dividend Reinvestment and Stock Purchase Plan Participant:

     As a participant in the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan ("Plan"), you are entitled to instruct the Plan Administrator, Union National Community Bank, Trust Department, to vote the shares that are held on your behalf in the Plan at the 2004 Annual Meeting of Shareholders of the Corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the Plan, the Plan Administrator will vote the shares held in the Plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the Corporation's Notice of Annual Meeting and Proxy Statement in connection with the 2004 Annual Meeting of Shareholders and a copy of the Corporation's 2003 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.

Sincerely,

/s/ Charles R. Starr

Charles R. Starr
Vice President, Trust Officer

CRS

Enclosures

           Union National Financial Corporation

                                            101 East Main Street
                                            P.O. Box 567
                                            Mount Joy, PA 17552
                                            TEL 717-653-1441

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 28, 2004

TO THE SHAREHOLDERS OF Union National Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Union National Financial Corporation will be held at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania, on Wednesday, April 28, 2004 at 10:00 a.m., prevailing time, for the purpose of considering and voting upon the following matters:

   1. To elect two (2) Class B directors to serve for a three-year term and until their successors are elected and qualified; and

   2. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Only those shareholders of record, at the close of business on March 22, 2004, are entitled to notice of and to vote at the meeting.

     Please promptly sign the enclosed proxy and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

     We enclose, among other things, a copy of the 2003 Annual
Report of Union National Financial Corporation.

                           BY THE ORDER OF THE BOARD OF DIRECTORS

                           /s/ Mark D. Gainer

                           Mark D. Gainer
                           President and Chief Executive Officer

   Mount Joy, Pennsylvania
   March 29, 2004

                   YOUR VOTE IS IMPORTANT.
    PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.